UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 16, 2013

ENCORE CAPITAL GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26489	48-1090909
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3111 Camino Del Rio North, Suite 1300, San Diego, California		92108
(Address of Principal Executive Offices)		(Zip Code)

(877) 445-4581

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 20, 2012 and December 6, 2012, Encore Capital Group, Inc. (the “Company”) entered into privately negotiated convertible note hedge transactions (together, the “Convertible Note Hedge Transactions”) with each of Deutsche Bank AG, London Branch, RBC Capital Markets, LLC and Société Générale (together, the “Option Counterparties”) in connection with the pricing of the Company’s 3.00% Convertible Senior Notes due 2017. Concurrently with entering into the Convertible Note Hedge Transactions, the Company also entered into separate, privately negotiated warrant transactions (together, the “Warrant Transactions”) with each of the Option Counterparties.

On December 16, 2013, the Company entered into amendment agreements (“Amendments”) with each of the Option Counterparties to increase the strike price of the Warrant Transactions to $60.00 pursuant to the provisions, and subject to the conditions, set forth therein. The Company has been advised by the Option Counterparties that, in connection with modifying their hedge positions with respect to the Convertible Note Hedge Transactions and Warrant Transactions, as amended, the Option Counterparties or their respective affiliates expect to enter into various derivative transactions with respect to the Company’s common stock and/or purchase shares of the Company’s common stock in privately negotiated transactions and/or open market transactions during a period of time determined pursuant to the provisions set forth in the Amendments. This activity could increase (or reduce the size of any decrease in) the market price of the Company’s common stock during such time.

The ultimate cost to the Company of amending the Warrant Transactions will be determined pursuant to the provisions set forth in the Amendments at the time specified therein.

The foregoing description of the Amendments is qualified in its entirety by the copies of the Amendments attached as exhibits to this report and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

10.1†	Amendment to Letter Agreement, dated December 16, 2013, between Deutsche Bank AG, London Branch and Encore Capital Group, Inc., regarding the Warrant Transactions

10.2†	Amendment to Letter Agreement, dated December 16, 2013, between RBC Capital Markets, LLC and Encore Capital Group, Inc., regarding the Warrant Transactions

10.3†	Amendment to Letter Agreement, dated December 16, 2013, between Société Générale and Encore Capital Group, Inc., regarding the Warrant Transactions

†	Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this report and submitted separately to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date: December 20, 2013	/s/ Paul Grinberg
Paul Grinberg
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

10.1†	Amendment to Letter Agreement, dated December 16, 2013, between Deutsche Bank AG, London Branch and Encore Capital Group, Inc., regarding the Warrant Transactions

10.2†	Amendment to Letter Agreement, dated December 16, 2013, between RBC Capital Markets, LLC and Encore Capital Group, Inc., regarding the Warrant Transactions

10.3†	Amendment to Letter Agreement, dated December 16, 2013, between Société Générale and Encore Capital Group, Inc., regarding the Warrant Transactions

†	Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this report and submitted separately to the Securities and Exchange Commission.